Prudential World Fund, Inc.
Semi-Annual period ending 4/30/15
File No. 811-03981

SUB-ITEM 77-C
Submission of Matters to a Vote of Security Holders
Prudential International Equity Fund - Results of Proxy Voting
(Unaudited)
At a special meeting of shareholders held on November 26, 2014, shareholders of the Prudential World Fund, Inc., which is comprised of Prudential Jennison Global Opportunities Fund, Prudential Jenison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund, Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund and Prudential Jennison Emerging Markets Local Debt Currency Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

Proposal:  To elect twelve Directors:


SHARES VOTED
% VOTED
%OF T/O

ELLEN S. ALBERDING
FOR
40,430,355.469
98.29%
69.20%

WITHHELD
703,232.767
1.71%
1.20%

KEVIN J. BANNON
FOR
40,500,752.683
98.46%
69.32%

WITHHELD
632,835.553
1.54%
1.08%

LINDA W. BYNOE
FOR
40,463,969.413
98.37%
69.26%

WITHHELD
669,618.823
1.63%
1.15%

KEITH F. HARTSTEIN
FOR
40,502,519.384
98.47%
69.32%

WITHHELD
631,068.852
1.53%
1.08%

MICHAEL S. HYLAND
FOR
40,454,955.187
98.35%
69.24%

WITHHELD
678,633.049
1.65%
1.16%

STEPHEN P. MUNN
FOR
40,350,089.935
98.10%
69.06%

WITHHELD
783,498.301
1.90%
1.34%

JAMES E. QUINN
FOR
40,472,965.987
98.39%
69.27%

WITHHELD
660,622.249
1.61%
1.13%

RICHARD A. REDEKER
FOR
40,445,890.390
98.33%
69.22%

WITHHELD
687,697.846
1.67%
1.18%

STEPHEN G. STONEBURN
FOR
40,484,781.265
98.42%
69.29%

WITHHELD
648,806.971
1.58%
1.11%

GRACE C. TORRES
FOR
40,481,896.899
98.42%
69.29%

WITHHELD
651,691.337
1.58%
1.12%

STUART S. PARKER
FOR
40,486,057.825
98.43%
69.29%

WITHHELD
647,530.411
1.51%
1.11%

SCOTT E. BENJAMIN
FOR
40,475,216.348
98.40%
69.28%

WITHHELD
658,371. 888
1.60%
1.13%

The special meeting of shareholders of the Fund held on November
26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014, and January 9, 2015 to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal: To permit Prudential Investments LLC (PI) to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.


SHARES VOTED
% OF VOTED
% OF TOTAL

FOR
9,858,378.915
40.299%
24.782%

AGAINST
570,265.174
2.332%
1.434%

ABSTAIN
238,915.014
0.976%
0.600%

BROKER NON-VOTE
13,795,834.814
56.393%
34.680%

TOTAL
24,463,393.917
100.00%
61.496%


Proposal: To designate the Fund's investment objective as a non-fundamental policy of the Fund, meaning that the Fund's investment objective could be changed with the approval of the Fund's Board of Directors, but without shareholder approval.


SHARES VOTED
% OF VOTED
% OF TOTAL

FOR
9,721, 471.198
39.739%
24.438%

AGAINST
658,482.289
2.692%
1.655%

ABSTAIN
287,605,616
1.176%
0.723%

BROKER NON-VOTE
13,795,834.814
56.393%
34.680%

TOTAL
24,463,393.917
100.000%
61.496%






















Prudential Emerging Markets Debt Local Currency Fund - Results of Proxy Voting (Unaudited)
At a special meeting of shareholders held on November 26, 2014, shareholders of the Prudential World Fund, Inc., which is comprised of Prudential Jennison Global Opportunities Fund, Prudential Jenison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund, Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund and Prudential Jennison Emerging Markets Local Debt Currency Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

Proposal:  To elect twelve Directors:


SHARES VOTED
% VOTED
%OF T/O


ELLEN S. ALBERDING
FOR
40,430,355.469
98.29%
69.20%

WITHHELD
703,232.767
1.71%
1.20%

KEVIN J. BANNON
FOR
40,500,752.683
98.46%
69.32%

WITHHELD
632,835.553
1.54%
1.08%

LINDA W. BYNOE
FOR
40,463,969.413
98.37%
69.26%

WITHHELD
669,618.823
1.63%
1.15%

KEITH F. HARTSTEIN
FOR
40,502,519.384
98.47%
69.32%

WITHHELD
631,068.852
1.53%
1.08%

MICHAEL S. HYLAND
FOR
40,454,955.187
98.35%
69.24%

WITHHELD
678,633.049
1.65%
1.16%

STEPHEN P. MUNN
FOR
40,350,089.935
98.10%
69.06%

WITHHELD
783,498.301
1.90%
1.34%

JAMES E. QUINN
FOR
40,472,965.987
98.39%
69.27%

WITHHELD
660,622.249
1.61%
1.13%

RICHARD A. REDEKER
FOR
40,445,890.390
98.33%
69.22%

WITHHELD
687,697.846
1.67%
1.18%

STEPHEN G. STONEBURN
FOR
40,484,781.265
98.42%
69.29%

WITHHELD
648,806.971
1.58%
1.11%

GRACE C. TORRES
FOR
40,481,896.899
98.42%
69.29%

WITHHELD
651,691.337
1.58%
1.12%

STUART S. PARKER
FOR
40,486,057.825
98.43%
69.29%

WITHHELD
647,530.411
1.51%
1.11%

SCOTT E. BENJAMIN
FOR
40,475,216.348
98.40%
69.28%

WITHHELD
658,371. 888
1.60%
1.13%

At the same special meeting, shareholders of the Prudential Emerging Markets Debt Local Currency Fund approved the following proposal:
Proposal: To permit Prudential Investments LLC (PI) to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval:




SHARES VOTED
%OF VOTED
%OF TOTAL


FOR
3,149,612.877
71.87%
69.80%
AGAINST
17,312.093
0.40%
0.38%
ABSTAIN
10,174.75
0.23%
0.23%
BROKER NON-VOTE
1,205,453. 174
27.51%
26.71%
TOTAL
4,382,552.897
100.00%
97.12%
















































Prudential Jennison Emerging Markets Equity Fund - Results of Proxy Voting (Unaudited)
At a special meeting of shareholders held on November 26, 2014, shareholders of the Prudential World Fund, Inc., which is comprised of Prudential Jennison Global Opportunities Fund, Prudential Jenison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund, Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund and Prudential Jennison Emerging Markets Local Debt Currency Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

Proposal:  To elect twelve Directors:


SHARES VOTED
% VOTED
%OF T/O


ELLEN S. ALBERDING
FOR
40,430,355.469
98.29%
69.20%

WITHHELD
703,232.767
1.71%
1.20%

KEVIN J. BANNON
FOR
40,500,752.683
98.46%
69.32%

WITHHELD
632,835.553
1.54%
1.08%

LINDA W. BYNOE
FOR
40,463,969.413
98.37%
69.26%

WITHHELD
669,618.823
1.63%
1.15%

KEITH F. HARTSTEIN
FOR
40,502,519.384
98.47%
69.32%

WITHHELD
631,068.852
1.53%
1.08%

MICHAEL S. HYLAND
FOR
40,454,955.187
98.35%
69.24%

WITHHELD
678,633.049
1.65%
1.16%

STEPHEN P. MUNN
FOR
40,350,089.935
98.10%
69.06%

WITHHELD
783,498.301
1.90%
1.34%

JAMES E. QUINN
FOR
40,472,965.987
98.39%
69.27%

WITHHELD
660,622.249
1.61%
1.13%

RICHARD A. REDEKER
FOR
40,445,890.390
98.33%
69.22%

WITHHELD
687,697.846
1.67%
1.18%

STEPHEN G. STONEBURN
FOR
40,484,781.265
98.42%
69.29%

WITHHELD
648,806.971
1.58%
1.11%

GRACE C. TORRES
FOR
40,481,896.899
98.42%
69.29%

WITHHELD
651,691.337
1.58%
1.12%

STUART S. PARKER
FOR
40,486,057.825
98.43%
69.29%

WITHHELD
647,530.411
1.51%
1.11%

SCOTT E. BENJAMIN
FOR
40,475,216.348
98.40%
69.28%

WITHHELD
658,371. 888
1.60%
1.13%










Prudential Jennison Global Infrastructure Fund - Results of Proxy Voting (Unaudited)
At a special meeting of shareholders held on November 26, 2014, shareholders of the Prudential World Fund, Inc., which is comprised of Prudential Jennison Global Opportunities Fund, Prudential Jenison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund, Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund and Prudential Jennison Emerging Markets Local Debt Currency Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

Proposal:  To elect twelve Directors:


SHARES VOTED
% VOTED
%OF T/O


ELLEN S. ALBERDING
FOR
40,430,355.469
98.29%
69.20%

WITHHELD
703,232.767
1.71%
1.20%

KEVIN J. BANNON
FOR
40,500,752.683
98.46%
69.32%

WITHHELD
632,835.553
1.54%
1.08%

LINDA W. BYNOE
FOR
40,463,969.413
98.37%
69.26%

WITHHELD
669,618.823
1.63%
1.15%

KEITH F. HARTSTEIN
FOR
40,502,519.384
98.47%
69.32%

WITHHELD
631,068.852
1.53%
1.08%

MICHAEL S. HYLAND
FOR
40,454,955.187
98.35%
69.24%

WITHHELD
678,633.049
1.65%
1.16%

STEPHEN P. MUNN
FOR
40,350,089.935
98.10%
69.06%

WITHHELD
783,498.301
1.90%
1.34%

JAMES E. QUINN
FOR
40,472,965.987
98.39%
69.27%

WITHHELD
660,622.249
1.61%
1.13%

RICHARD A. REDEKER
FOR
40,445,890.390
98.33%
69.22%

WITHHELD
687,697.846
1.67%
1.18%

STEPHEN G. STONEBURN
FOR
40,484,781.265
98.42%
69.29%

WITHHELD
648,806.971
1.58%
1.11%

GRACE C. TORRES
FOR
40,481,896.899
98.42%
69.29%

WITHHELD
651,691.337
1.58%
1.12%

STUART S. PARKER
FOR
40,486,057.825
98.43%
69.29%

WITHHELD
647,530.411
1.51%
1.11%

SCOTT E. BENJAMIN
FOR
40,475,216.348
98.40%
69.28%

WITHHELD
658,371. 888
1.60%
1.13%










Prudential Jennison Global Opportunities Fund - Results of Proxy Voting (Unaudited)
At a special meeting of shareholders held on November 26, 2014, shareholders of the Prudential World Fund, Inc., which is comprised of Prudential Jennison Global Opportunities Fund, Prudential Jenison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund, Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund and Prudential Jennison Emerging Markets Local Debt Currency Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

Proposal:  To elect twelve Directors:


SHARES VOTED
% VOTED
%OF T/O


ELLEN S. ALBERDING
FOR
40,430,355.469
98.29%
69.20%

WITHHELD
703,232.767
1.71%
1.20%

KEVIN J. BANNON
FOR
40,500,752.683
98.46%
69.32%

WITHHELD
632,835.553
1.54%
1.08%

LINDA W. BYNOE
FOR
40,463,969.413
98.37%
69.26%

WITHHELD
669,618.823
1.63%
1.15%

KEITH F. HARTSTEIN
FOR
40,502,519.384
98.47%
69.32%

WITHHELD
631,068.852
1.53%
1.08%

MICHAEL S. HYLAND
FOR
40,454,955.187
98.35%
69.24%

WITHHELD
678,633.049
1.65%
1.16%

STEPHEN P. MUNN
FOR
40,350,089.935
98.10%
69.06%

WITHHELD
783,498.301
1.90%
1.34%

JAMES E. QUINN
FOR
40,472,965.987
98.39%
69.27%

WITHHELD
660,622.249
1.61%
1.13%

RICHARD A. REDEKER
FOR
40,445,890.390
98.33%
69.22%

WITHHELD
687,697.846
1.67%
1.18%

STEPHEN G. STONEBURN
FOR
40,484,781.265
98.42%
69.29%

WITHHELD
648,806.971
1.58%
1.11%

GRACE C. TORRES
FOR
40,481,896.899
98.42%
69.29%

WITHHELD
651,691.337
1.58%
1.12%

STUART S. PARKER
FOR
40,486,057.825
98.43%
69.29%

WITHHELD
647,530.411
1.51%
1.11%

SCOTT E. BENJAMIN
FOR
40,475,216.348
98.40%
69.28%

WITHHELD
658,371. 888
1.60%
1.13%

The special meeting of shareholders of the Fund held on November
26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014, and January 9, 2015 to permit further solicitation of proxies on the proposal noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposal:

Proposal: To permit Prudential Investments LLC (PI) to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.



SHARES VOTED
% OF VOTED
% OF TOTAL


FOR
2,166,842.345
56.265%
49.425%
AGAINST
12,279.608
0.319%
0.280%
ABSTAIN
18,649.840
0.485%
0.425%
BROKER NON-VOTE
1,653,370.121
42.931%
37.712%
TOTAL
3,851,141.914
100.00%
87.842%











































Prudential Jennison International Opportunities Fund - Results of Proxy Voting (Unaudited)
At a special meeting of shareholders held on November 26, 2014, shareholders of the Prudential World Fund, Inc., which is comprised of Prudential Jennison Global Opportunities Fund, Prudential Jenison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund, Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund and Prudential Jennison Emerging Markets Local Debt Currency Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:

Proposal:  To elect twelve Directors:


SHARES VOTED
% VOTED
%OF T/O


ELLEN S. ALBERDING
FOR
40,430,355.469
98.29%
69.20%

WITHHELD
703,232.767
1.71%
1.20%

KEVIN J. BANNON
FOR
40,500,752.683
98.46%
69.32%

WITHHELD
632,835.553
1.54%
1.08%

LINDA W. BYNOE
FOR
40,463,969.413
98.37%
69.26%

WITHHELD
669,618.823
1.63%
1.15%

KEITH F. HARTSTEIN
FOR
40,502,519.384
98.47%
69.32%

WITHHELD
631,068.852
1.53%
1.08%

MICHAEL S. HYLAND
FOR
40,454,955.187
98.35%
69.24%

WITHHELD
678,633.049
1.65%
1.16%

STEPHEN P. MUNN
FOR
40,350,089.935
98.10%
69.06%

WITHHELD
783,498.301
1.90%
1.34%

JAMES E. QUINN
FOR
40,472,965.987
98.39%
69.27%

WITHHELD
660,622.249
1.61%
1.13%

RICHARD A. REDEKER
FOR
40,445,890.390
98.33%
69.22%

WITHHELD
687,697.846
1.67%
1.18%

STEPHEN G. STONEBURN
FOR
40,484,781.265
98.42%
69.29%

WITHHELD
648,806.971
1.58%
1.11%

GRACE C. TORRES
FOR
40,481,896.899
98.42%
69.29%

WITHHELD
651,691.337
1.58%
1.12%

STUART S. PARKER
FOR
40,486,057.825
98.43%
69.29%

WITHHELD
647,530.411
1.51%
1.11%

SCOTT E. BENJAMIN
FOR
40,475,216.348
98.40%
69.28%

WITHHELD
658,371. 888
1.60%
1.13%










At the same meeting, shareholders approved the following proposal.

Proposal: To permit Prudential Investments LLC (PI) to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.



SHARES VOTED
% OF VOTED
% OF TOTAL


FOR
3,235,976.569
87.712%
85.794%
AGAINST
12,973.630
0.352%
0.344%
ABSTAIN
2,654.486
0.071%
0.070%
BROKER NON-VOTE
437,742.994
11.865%
11.606%
TOTAL
3,689,347.679
100.000%
97.814%